EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statements No. 33-88124, No. 33-88180 and No. 333-09623 on Form S-8 of our report dated December 23, 1998, relating to the financial statements as of and for the years ended October 31, 1998, 1997, and 1996, appearing in this Annual Report on Form 10-K of Shuffle Master, Inc. for the year ended October 31, 1998.



Minneapolis, Minnesota
January 25, 1999                            DELOITTE & TOUCHE LLP